EXHIBIT 24.2
POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvin Cayman Islands, Ltd., a corporation organized under the laws of the Cayman Islands (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Rakesh Sachdev Rakesh Sachdev	President (principal executive officer) and Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Treasurer (principal financial and accounting officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvin Industries Foreign Sales Corporation, a corporation organized under the laws of the U.S. Virgin Islands (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	April 16, 2007

/s/ R. Neale McMichael R. Neale McMichael	Director	April 16, 2007

/s/ Colleen Ritter-Garvey Colleen Ritter-Garvey	Director	April 16, 2007

/s/ Diane Vucenich Diane Vucenich	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvin International Holdings, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvin Replacement Products Finance, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvin Technologies, Inc., a Michigan corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Assembly, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Brake Holdings, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Carsten J. Reinhardt Carsten J. Reinhardt	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Filters Holding Co., LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Filters Operating Co., LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Holdings, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Holdings Mexico, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Elias Valdes Elias Valdes	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor, Inc., a Nevada corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Investments, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor OE, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Senior Vice President (principal financial officer) and Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvinmeritor Sweden AB, a Swedish company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Eberhard Velten Eberhard Velten	Director	May 23, 2007

/s/ Robert Chenut Robert Chenut	Director	May 23, 2007

/s/ Dan Johansson Dan Johansson	Director	May 23, 2007

/s/ Dan Johansson Dan Johansson	Principal Executive officer	May 23, 2007

/s/ Göran Wahlstedt Göran Wahlstedt	Principal Financial officer	May 23, 2007

/s/ Tina Hillding Tina Hillding	Principal accounting officer	May 23, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of ArvinMeritor Technology, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer)	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Arvinyl West, Inc., a California corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of AVM, Inc., a South Carolina corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Euclid Industries, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Carsten J. Reinhardt Carsten J. Reinhardt	President (principal executive officer)	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Gabriel Europe, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Gabriel Ride Control Products, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer) and Director	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Maremont Corporation, a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Maremont Exhaust Products, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Cayman Islands, Ltd., a corporation organized under the laws of the Cayman Islands (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Jeffrey A. Craig Jeffrey A. Craig	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Treasurer (principal financial and accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Braking Systems (U.S.A.), Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Carsten J. Reinhardt Carsten J. Reinhardt	President (principal executive officer)	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Senior Vice President (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Carsten J. Reinhardt Carsten J. Reinhardt	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Senior Vice President (principal financial officer) and Director	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems (Mexico), Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Carsten J. Reinhardt Carsten J. Reinhardt	President (principal executive officer)	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems (Singapore) Pte., Ltd., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Carsten J. Reinhardt Carsten J. Reinhardt	President (principal executive officer) and Director	April 16, 2007

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	April 16, 2007

/s/ Lawrence Chew Lawrence Chew	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems (Venezuela), Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Light Vehicle Systems (Spain) Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     The undersigned, each a manager of Meritor Luxembourg S.àr.l., a société à responsabilité limitée, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés in Luxembourg under number B 72 248 (the “Company”), hereby appoint as their special proxy VERNON G. BAKER, II, and BONNIE WILKINSON, each acting alone and with full power of substitution and in their names and in the capacity indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ John Allen Crable John Allen Crable	Manager (Director, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer)	21 May, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Management Corp., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Technology, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007

POWER OF ATTORNEY
     I, the undersigned Director and/or Officer of Meritor Transmission Corporation, a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $200,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	April 16, 2007

/s/ John A. Crable John A. Crable	Director	April 16, 2007

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	April 16, 2007

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial officer)	April 16, 2007

/s/ Jeffrey A. Craig Jeffrey A. Craig	Vice President and Controller (principal accounting officer)	April 16, 2007